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                                                                 EXHIBIT 10.27.1


                                   ASSIGNMENT
                                       OF
                      VENTURE - AUTOSTYLE LEASE AGREEMENT


This ASSIGNMENT made as of the lst day of September, 1996, by and among;

Venture Industries Corporation, Venture Mold & Engineering Corporation, Venture Industries Canada Ltd., Vemco, Inc., Vemco Leasing, Inc., Venture Leasing Company, Venture Service Company ("Assignor"), whose business address is 33662 James J. Pompo Dr., Fraser, Michigan, and Venture Holdings Trust ("Assignee") whose business address is 33662 James
J. Pompo Dr., Fraser, Michigan;

WITNESS:

1. By this ASSIGNMENT, Assignor does hereby transfer and assign to Assignee ALL OF VENTURE'S RIGHT, TITLE, AND INTEREST IN AND TO, AND
RELATED OBLIGATIONS (the "Related Obligations"), those assets acquired an a result of that certain agreement (the "Venture AutoStyle Lease Agreement") entered into on and amended as of the 2nd day of June, 1996, by and between Venture and AutoStyle Plastics , Inc., whose business address was 5015 52nd Street, S.E., Grand Rapids, Michigan 49512 ("AutoStyle") [together, such parties being the "AutoStyle Parties" and such acquired interest being the "AutoStyle Assets"] and any and all related obligations in those assets acquired, including, but not limited to, the following (whether or not Venture's rights to the same arise from the Venture AutoStyle Lease Agreement or otherwise:

        (i)     The Venture - AutoStyle Lease Agreement itself;

        (ii) The "Real Estate Lease" between the AutoStyle Parties concerning certain property in Hopkinsville, Ky. and dated as of June 2, 1996;

        (iii) The "Personal Property Lease" between the AutoStyle Parties concerning certain property owned by AutoStyle and dated as of June 2, 1996;

        (iv) The Lease Agreement concerning the Mullins-Kentucky Warehouse #2 by and between Hopkinsville Associates Limited Partnership and AutoStyle whose last extension date was January 1, 1996;

        (v) The Real Estate Lease concerning 2400 Bradshaw Road, Hopkinsville, Kentucky, between Gary Marsh, Inc. andAutoStyle;

        (vi) The Elston-Richards, Inc. Lease concerning premises located at 3739 Patterson Rd, Grand Rapids, Michigan between Elston-Richards, Inc. and Venture;


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but in any case not including any and all purchase orders and supply agreements entered into by and between Venture and/or its agent, Venture Grand Rapids L.L.C. and any customer [together, such interest being assigned is herein referred to as the "Assigned Interest"].

2.      By this ASSIGNMENT, Assignee:

                (a)  accepts the assignment of such AutoStyle Assets, and

                (b)  agrees to be liable for the Related Obligations, and

                (c) agrees to hold Assignor harmless from any and all costs or liabilities which arise as a result of Assignee's performance of or failure to perform such obligations.

3. This ASSIGNMENT shall act as delivery of said property and shall be without any exception, limitation or reservation of any kind.

IN WITNESS WHEREOF, the parties have set their hands the day and year first above written.


VENTURE INDUSTRIES CORPORATION
VEMCO, INC.
VENTURE INDUSTRIES CORPORATION
VENTURE MOLD &  ENGINEERING CORPORATION
VENTURE LEASING COMPANY
VEMCO LEASING, INC.
VENTURE SERVICES COMPANY
VENTURE INDUSTRIES CANADA, LTD.




By:   /s/ Michael G. Torakis
   -------------------------
     MICHAEL G. TORAKIS
     their President

VENTURE HOLDINGS TRUST

By:   /s/ Michael G. Torakis
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     Its:
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